                                                                    EXHIBIT 99.4

                FIRST CAPITAL BANCORP, INC AND CNB HOLDINGS, INC.
                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                            FOR THE SIX MONTHS ENDED
                                  JUNE 30, 2004
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                       JAN - MAY
                                                             CNB          CNB            PRO FORMA
                                                           HOLDINGS,    HOLDINGS,       ADJUSTMENTS                   PRO FORMA
                                                             INC.         INC.        DEBIT     CREDIT                COMBINED
                                                          ----------   ----------     -----     ------               ----------
Interest income                                           $   12,308   $    3,280     $  25      $106 (1)&(2)        $   15,669
Interest expense                                               5,292        1,354        --       306 (3)&(4)             6,340
                                                          ----------   ----------     -----      ----                ----------
   Net interest income                                         7,016        1,926        25       412                     9,329
Provision for loan losses                                        850          494                                         1,344
                                                          ----------   ----------     -----      ----                ----------
Net interest income after provision for loan losses            6,166        1,432        25       412                     7,985
                                                          ----------   ----------     -----      ----                ----------
Other income                                                     300          (49)                                          251
                                                          ----------   ----------     -----      ----                ----------
Other expenses                                                 4,859        2,702       123          (5)&(6)              7,684
                                                          ----------   ----------     -----      ----                ----------
   Income before income taxes                                  1,607       (1,319)      148       412                       552
Income tax expense                                               560         (413)       61        -- (7)                   208
                                                          ----------   ----------     -----      ----                ----------
     Net Income                                           $    1,047   $     (906)    $ 209      $412                $      344
                                                          ==========   ==========     =====      ====                ==========
Basic earnings per share of common stock                  $     0.39   $    (0.80)                                   $     0.07
                                                          ==========   ==========                                    ==========
Diluted earnings per share of common stock                $     0.38   $    (0.73)                                   $     0.07
                                                          ==========   ==========                                    ==========
Average shares outstanding (basic)                         2,698,149    1,130,543                                     4,873,012
                                                          ==========   ==========                                    ==========
Average shares outstanding (diluted)                       2,757,578    1,243,558                                     5,045,456
                                                          ==========   ==========                                    ==========




See Notes to Pro Forma Combined Financial Statements.

(1)   Record amortization of loan fair value adjustment.
(2)   Record accretion/amortization of securities fair value adjustment.
(3)   Record amortization of time deposit fair value adjustment.
(4) Record amortization of Federal Home Loan Bank Advances fair value adjustment.
(5)   Record amortization of core deposit intangible.
(6)   Record accretion of lease fair value adjustment.
(7)   Record amortization of deferred tax asset.